UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 12, 2024

CAPITAL SOUTHWEST CORPORATION
(Exact Name Of Registrant As Specified In Charter)

Texas	814-00061	75-1072796
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8333 Douglas Avenue, Suite 1100
Dallas, Texas 75225
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 238-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.25 par value per share	CSWC	The Nasdaq Global Select Market
7.75% Notes due 2028	CSWCZ	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 12, 2024, Capital Southwest Corporation (the “Company”) entered into an Incremental Commitment and Assumption Agreement (the “Incremental Agreement”) among the Company, as borrower (the “Borrower”), Capital Southwest Equity Investments, Inc., as a subsidiary guarantor, the assuming lender party thereto, and ING Capital LLC, as administrative agent and issuing bank (the “Administrative Agent”), relating to the Third Amended and Restated Senior Secured Revolving Credit Agreement, dated August 2, 2023, as amended by Amendment No. 1, dated March 1, 2024 (the “Credit Agreement”), among the Borrower, the several lenders party to the Credit Agreement, the Administrative Agent, and Texas Capital Bank, N.A., as documentation agent. The Incremental Agreement increases the total commitments under the Credit Agreement by $25 million from $460 million to $485 million. The increase was executed under the accordion feature of the Credit Agreement, which allows for an increase in total commitments under the Credit Facility from new and existing lenders on the same terms and conditions as the existing commitments in an amount up to $750 million.

The description of the Incremental Agreement contained herein is not intended to be complete and is qualified in its entirety by reference to the full text of the Incremental Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated in this item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description
10.1
Incremental Commitment and Assumption Agreement dated September 12, 2024 among Capital Southwest Corporation, as borrower, Capital Southwest Equity Investments, Inc, as a Subsidiary Guarantor, the Assuming Lender Party Hereto, as Assuming Lender and Extending Lender, and ING Capital LLC, as Administrative Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2024

By:	/s/ Michael S. Sarner
Name: Michael S. Sarner
Title: Chief Financial Officer